                                                                      Exhibit 99

Global Structured Finance

                                   BAFC 04-3
                              30Yr Fixed Rate Pool

--------------------------------------------------------------------------------

-------------------------------
General Pool Characteristics
-------------------------------
Pool Size: $249,815,106.99
Loan Count: 510
Cutoff Date: 2004-09-01
Avg. Loan Balance: $489,833.54
Avg. Orig. Balance: $492,168.02
W.A. FICO*: 741
W.A. Orig. LTV: 68.00%
W.A. Cut-Off LTV: 67.68%
W.A. Gross Coupon: 5.8338%
W.A. Servicing Fee: 0.2500%
W.A. Master Svc Fee: 0.0500%
W.A. Trustee Fee: 0.0065%
W.A. Net Coupon: 5.5273%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 355 months
W.A. Age: 5 months
% over 80 LTV: 0.48%
% with PMI: 0.48%
W.A. MI Coverage: 22.42%
W.A. MI Adjusted LTV: 67.58%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 2.68%
-------------------------------

------------------------------
Original Balance       Percent
------------------------------
100,001 - 150,000        0.11%
250,001 - 300,000        0.11
300,001 - 350,000        2.60
350,001 - 400,000       20.98
400,001 - 450,000       18.25
450,001 - 500,000       11.74
500,001 - 550,000       11.11
550,001 - 600,000        8.55
600,001 - 650,000        9.27
650,001 - 700,000        2.16
700,001 - 750,000        4.09
750,001 - 800,000        3.43
800,001 - 850,000        0.99
850,001 - 900,000        1.74
900,001 - 950,000        0.38
950,001 - 1,000,000      3.56
1,000,001 or greater     0.95
------------------------------
Total:                 100.00%
------------------------------
Average: $492,168.02
Lowest: $130,000.00
Highest: $1,270,000.00
------------------------------

------------------------------
Current Balance        Percent
------------------------------
100,001 - 150,000        0.11%
250,001 - 300,000        0.23
300,001 - 350,000        3.02
350,001 - 400,000       20.77
400,001 - 450,000       17.93
450,001 - 500,000       11.74
500,001 - 550,000       11.11
550,001 - 600,000        8.55
600,001 - 650,000        9.27
650,001 - 700,000        2.16
700,001 - 750,000        4.09
750,001 - 800,000        3.43
800,001 - 850,000        1.33
850,001 - 900,000        1.40
900,001 - 950,000        0.38
950,001 - 1,000,000      3.56
1,000,001 or greater     0.95
------------------------------
Total:                 100.00%
------------------------------
Average: $489,833.54
Lowest: $129,465.93
Highest: $1,270,000.00
------------------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

----------------
Coupon   Percent
----------------
5.125      0.22%
5.250      0.38
5.375      1.33
5.500      8.55
5.625     21.91
5.750     27.23
5.875     14.68
6.000      7.14
6.125      4.85
6.250      5.40
6.375      4.24
6.500      2.92
6.625      0.66
6.750      0.35
6.875      0.15
----------------
Total:   100.00%
----------------
W.A.: 5.834
Lowest: 5.125
Highest: 6.875
----------------

----------------------
Credit Score   Percent
----------------------
800 - 824        1.45%
775 - 799       22.75
750 - 774       25.95
725 - 749       18.32
700 - 724       14.41
675 - 699       10.07
650 - 674        4.33
625 - 649        2.06
600 - 624        0.66
----------------------
Total:         100.00%
----------------------
W.A.: 741
Lowest: 605
Highest: 810
----------------------

----------------------
Product Type   Percent
----------------------
30 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

-----------------------
Loan Purpose    Percent
-----------------------
R/T Refi         55.61%
C/O Refi         24.66
Purchase         19.58
C/O Refi - HI     0.15
-----------------------
Total:          100.00%
-----------------------

-----------------------
Property Type   Percent
-----------------------
SFR              74.14%
PUD              21.53
Condo - Low       2.56
2-Family          1.60
Townhouse         0.17
-----------------------
Total:          100.00%
-----------------------

--------------------
State        Percent
--------------------
California    87.34%
Washington     2.61
Oregon         1.35
New York       1.06
Illinois       0.80
Other          6.85
--------------------
Total:       100.00%
--------------------

------------------
Zip Code   Percent
------------------
94583        2.68%
94506        1.58
94549        1.44
95120        1.17
94526        1.05
Other       92.09
------------------
Total:     100.00%
------------------

--------------------------
Occupancy Status   Percent
--------------------------
Primary             98.83%
Secondary            0.86
Investor             0.32
--------------------------
Total:             100.00%
--------------------------

-----------------------
Documentation   Percent
-----------------------
Full/Alt         77.46%
Limited          22.54
-----------------------
Total:          100.00%
-----------------------

-----------------------
Original LTV    Percent
-----------------------
15.01 - 20.00     0.26%
20.01 - 25.00     0.22
25.01 - 30.00     0.37
30.01 - 35.00     0.35
35.01 - 40.00     1.66
40.01 - 45.00     2.62
45.01 - 50.00     3.31
50.01 - 55.00     5.35
55.01 - 60.00     9.28
60.01 - 65.00    11.95
65.01 - 70.00    14.25
70.01 - 75.00    15.51
75.01 - 80.00    34.41
80.01 - 85.00     0.15
85.01 - 90.00     0.18
90.01 - 95.00     0.15
-----------------------
Total:          100.00%
-----------------------
W.A.: 68.00%
Lowest: 18.99%
Highest: 94.99%
-----------------------

-----------------------
Current LTV     Percent
-----------------------
15.01 - 20.00     0.26%
20.01 - 25.00     0.22
25.01 - 30.00     0.37
30.01 - 35.00     0.35
35.01 - 40.00     1.66
40.01 - 45.00     2.79
45.01 - 50.00     3.14
50.01 - 55.00     6.00
55.01 - 60.00     9.44
60.01 - 65.00    12.10
65.01 - 70.00    13.41
70.01 - 75.00    15.88
75.01 - 80.00    33.92
80.01 - 85.00     0.15
85.01 - 90.00     0.18
90.01 - 95.00     0.15
-----------------------
Total:          100.00%
-----------------------
W.A.: 67.68%
Lowest: 18.93%
Highest: 94.69%
-----------------------

---------------------
MI Provider   Percent
---------------------
NONE           99.52%
GEMIC           0.33
MGIC            0.15
---------------------
Total:        100.00%
---------------------

---------------------
Prepay Flag   Percent
---------------------
N             100.00%
---------------------
Total:        100.00%
---------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* OTS method
----------------------

------------------------
Original Term    Percent
------------------------
360              100.00%
------------------------
Total:           100.00%
------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
------------------------

------------------------
Remaining Term   Percent
------------------------
343 - 348          3.66%
349 - 354         17.54
355 - 360         78.80
------------------------
Total:           100.00%
------------------------
W.A.: 355.3 months
Lowest: 346 months
Highest: 360 months
------------------------

------------------
Loan Age   Percent
------------------
0            2.29%
1 - 6       82.29
7 - 12      14.84
13 - 18      0.57
------------------
Total:     100.00%
------------------
W.A.: 4.7 months
Lowest: 0 months
Highest: 14 months
------------------

------------------
Servicer   Percent
------------------
WMMSC      100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance

                                    BAFC 04-3
                              15Yr Fixed Rate Pool

--------------------------------------------------------------------------------

-------------------------------
General Pool Characteristics
-------------------------------
Pool Size: $122,572,214.37
Loan Count: 239
Cutoff Date: 2004-09-01
Avg. Loan Balance: $512,854.45
Avg. Orig. Balance: $525,895.56
W.A. FICO*: 739
W.A. Orig. LTV: 57.58%
W.A. Cut-Off LTV: 56.18%
W.A. Gross Coupon: 5.2353%
W.A. Servicing  Fee: 0.2500%
W.A. Master Svc Fee: 0.0500%
W.A. Trustee Fee: 0.0065%
W.A. Net Coupon: 4.9288%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 174 months
W.A. Age: 6 months
% over 80 LTV: 0.00%
% with PMI: 0.00%
W.A. MI Coverage:
W.A. MI  Adjusted LTV: 56.18%
% with Prepay  Penalty: 0.00%
Max. Zipcode Conc.: 1.70%
-------------------------------

------------------------------
Original Balance       Percent
------------------------------
150,001 - 200,000        0.27%
250,001 - 300,000        0.24
300,001 - 350,000        2.42
350,001 - 400,000       15.76
400,001 - 450,000       15.64
450,001 - 500,000       11.07
500,001 - 550,000        8.71
550,001 - 600,000        7.97
600,001 - 650,000       10.04
650,001 - 700,000        3.29
700,001 - 750,000        5.23
750,001 - 800,000        5.57
800,001 - 850,000        1.33
900,001 - 950,000        2.98
950,001 - 1,000,000      8.59
1,000,001 or greater     0.89
------------------------------
Total:                 100.00%
------------------------------
Average: $525,895.56
Lowest: $160,000.00
Highest: $1,100,000.00
------------------------------

------------------------------
Current Balance        Percent
------------------------------
150,001 - 200,000        0.27%
250,001 - 300,000        0.69
300,001 - 350,000        3.58
350,001 - 400,000       16.90
400,001 - 450,000       15.26
450,001 - 500,000        9.71
500,001 - 550,000        7.70
550,001 - 600,000        9.42
600,001 - 650,000        9.11
650,001 - 700,000        4.41
700,001 - 750,000        5.33
750,001 - 800,000        3.83
800,001 - 850,000        1.33
850,001 - 900,000        0.70
900,001 - 950,000        4.52
950,001 - 1,000,000      6.35
1,000,001 or greater     0.89
------------------------------
Total:                 100.00%
------------------------------
Average: $512,854.45
Lowest: $156,587.39
Highest: $1,087,856.55
------------------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

----------------
Coupon   Percent
----------------
4.750      2.40%
4.875     11.04
5.000     22.94
5.125     17.39
5.250     11.46
5.375     11.31
5.500      5.82
5.625      5.80
5.750      7.52
5.875      3.17
6.000      0.92
6.500      0.24
----------------
Total:   100.00%
----------------
W.A.: 5.235
Lowest: 4.750
Highest: 6.500
----------------

----------------------
Credit Score   Percent
----------------------
800 - 824        1.58%
775 - 799       20.26
750 - 774       27.65
725 - 749       16.18
700 - 724       15.08
675 - 699       12.91
650 - 674        3.26
625 - 649        2.74
600 - 624        0.34
----------------------
Total:         100.00%
----------------------
W.A.: 739
Lowest: 600
Highest: 809
----------------------

----------------------
Product Type   Percent
----------------------
15 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

----------------------
Loan Purpose   Percent
----------------------
R/T Refi        61.07%
C/O Refi        26.24
Purchase        12.69
----------------------
Total:         100.00%
----------------------

-----------------------
Property Type   Percent
-----------------------
SFR              73.78%
PUD              22.80
2-Family          1.73
Condo - Low       0.95
Townhouse         0.74
-----------------------
Total:          100.00%
-----------------------

--------------------
State        Percent
--------------------
California    63.40%
Washington     5.48
Oregon         3.84
Maryland       3.24
New York       2.73
Other         21.30
--------------------
Total:       100.00%
--------------------

------------------
Zip Code   Percent
------------------
94563        1.70%
94506        1.69
94526        1.68
94539        1.60
95120        1.43
Other       91.91
------------------
Total:     100.00%
------------------

--------------------------
Occupancy Status   Percent
--------------------------
Primary             95.38%
Secondary            4.35
Investor             0.27
--------------------------
Total:             100.00%
--------------------------

-----------------------
Documentation   Percent
-----------------------
Full/Alt         77.36%
Limited          22.64
-----------------------
Total:          100.00%
-----------------------

-----------------------
Original LTV    Percent
-----------------------
5.01 - 10.00      0.51%
20.01 - 25.00     0.35
25.01 - 30.00     2.44
30.01 - 35.00     5.34
35.01 - 40.00     5.33
40.01 - 45.00     7.13
45.01 - 50.00     9.10
50.01 - 55.00    13.09
55.01 - 60.00     8.32
60.01 - 65.00    14.32
65.01 - 70.00    14.93
70.01 - 75.00     8.25
75.01 - 80.00    10.91
-----------------------
Total:          100.00%
-----------------------
W.A.: 57.58%
Lowest: 8.78%
Highest: 80.00%
-----------------------

-----------------------
Current LTV     Percent
-----------------------
5.01 - 10.00      0.51%
20.01 - 25.00     0.64
25.01 - 30.00     2.92
30.01 - 35.00     5.66
35.01 - 40.00     5.41
40.01 - 45.00     6.43
45.01 - 50.00    11.83
50.01 - 55.00    13.42
55.01 - 60.00     7.23
60.01 - 65.00    17.20
65.01 - 70.00    11.34
70.01 - 75.00     7.47
75.01 - 80.00     9.94
-----------------------
Total:          100.00%
-----------------------
W.A.: 56.18%
Lowest: 8.41%
Highest: 80.00%
-----------------------

---------------------
MI Provider   Percent
---------------------
NONE          100.00%
---------------------
Total:        100.00%
---------------------

---------------------
Prepay Flag   Percent
---------------------
N             100.00%
---------------------
Total:        100.00%
---------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* OTS method
----------------------

-----------------------
Original Term   Percent
-----------------------
180             100.00%
-----------------------
Total:          100.00%
-----------------------
W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
-----------------------

------------------------
Remaining Term   Percent
------------------------
163 - 168          8.46%
169 - 174         37.10
175 - 180         54.44
------------------------
Total:           100.00%
------------------------
W.A.: 173.8 months
Lowest: 168 months
Highest: 179 months
------------------------

------------------
Loan Age   Percent
------------------
1 - 6       59.69%
7 - 12      40.31
------------------
Total:     100.00%
------------------
W.A.: 6.2 months
Lowest: 1 months
Highest: 12 months
------------------

------------------
Servicer   Percent
------------------
WMMSC      100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance

                        [LOGO] Banc of America Securities

BAFC 2004-03
Collateral Replines
30yr

--------------------------------------------------------------------------
                                                           Cut-Off
                                Original                  Remaining
                   Cut-Off       Term to     Original      Term to
                  Principal      Stated    Amortization     Stated    Loan
Coupon             Balance      Maturity       Term        Maturity    Age
--------------------------------------------------------------------------
5.1250000000       550,602.94      360          360          356        4
--------------------------------------------------------------------------
5.2500000000       938,676.04      360          360          348       12
--------------------------------------------------------------------------
5.3750000000     3,319,680.19      360          360          356        4
--------------------------------------------------------------------------
5.5000000000    21,362,226.43      360          360          355        5
--------------------------------------------------------------------------
5.6250000000    54,731,970.46      360          360          356        4
--------------------------------------------------------------------------
5.7500000000    68,018,443.10      360          360          355        5
--------------------------------------------------------------------------
5.8750000000    36,672,796.01      360          360          354        6
--------------------------------------------------------------------------
6.0000000000    17,824,320.90      360          360          355        5
--------------------------------------------------------------------------
6.1250000000    12,113,752.82      360          360          356        4
--------------------------------------------------------------------------
6.2500000000    13,484,341.05      360          360          357        3
--------------------------------------------------------------------------
6.3750000000    10,588,717.01      360          360          358        2
--------------------------------------------------------------------------
6.5000000000     7,296,319.01      360          360          357        3
--------------------------------------------------------------------------
6.6250000000     1,660,054.32      360          360          358        2
--------------------------------------------------------------------------
6.7500000000       885,515.88      360          360          358        2
--------------------------------------------------------------------------
6.8750000000       367,690.83      360          360          358        2
--------------------------------------------------------------------------
Grand Total:   249,815,106.99      360          360          355        5
--------------------------------------------------------------------------

---------------------------------------------------------------------------------------


                                                Master
                   Gross         Service        Service        Trustee          Net
Coupon            Coupon           Fee            Fee            Fee          Coupon
---------------------------------------------------------------------------------------
5.1250000000   5.1250000000   0.2500000000   0.0500000000   0.0065000000   4.8185000000
---------------------------------------------------------------------------------------
5.2500000000   5.2500000000   0.2500000000   0.0500000000   0.0065000000   4.9435000000
---------------------------------------------------------------------------------------
5.3750000000   5.3750000000   0.2500000000   0.0500000000   0.0065000000   5.0685000000
---------------------------------------------------------------------------------------
5.5000000000   5.5000000000   0.2500000000   0.0500000000   0.0065000000   5.1935000000
---------------------------------------------------------------------------------------
5.6250000000   5.6250000000   0.2500000000   0.0500000000   0.0065000000   5.3185000000
---------------------------------------------------------------------------------------
5.7500000000   5.7500000000   0.2500000000   0.0500000000   0.0065000000   5.4435000000
---------------------------------------------------------------------------------------
5.8750000000   5.8750000000   0.2500000000   0.0500000000   0.0065000000   5.5685000000
---------------------------------------------------------------------------------------
6.0000000000   6.0000000000   0.2500000000   0.0500000000   0.0065000000   5.6935000000
---------------------------------------------------------------------------------------
6.1250000000   6.1250000000   0.2500000000   0.0500000000   0.0065000000   5.8185000000
---------------------------------------------------------------------------------------
6.2500000000   6.2500000000   0.2500000000   0.0500000000   0.0065000000   5.9435000000
---------------------------------------------------------------------------------------
6.3750000000   6.3750000000   0.2500000000   0.0500000000   0.0065000000   6.0685000000
---------------------------------------------------------------------------------------
6.5000000000   6.5000000000   0.2500000000   0.0500000000   0.0065000000   6.1935000000
---------------------------------------------------------------------------------------
6.6250000000   6.6250000000   0.2500000000   0.0500000000   0.0065000000   6.3185000000
---------------------------------------------------------------------------------------
6.7500000000   6.7500000000   0.2500000000   0.0500000000   0.0065000000   6.4435000000
---------------------------------------------------------------------------------------
6.8750000000   6.8750000000   0.2500000000   0.0500000000   0.0065000000   6.5685000000
---------------------------------------------------------------------------------------
Grand Total:   5.8337680033   0.2500000000   0.0500000000   0.0065000000   5.5272680033
---------------------------------------------------------------------------------------

Banc of America Securities LLC
9/15/2004 21:14:00 PM

This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

                        [LOGO] Bank of America Securities
BAFC 2004-03
Collateral Replines
15yr

--------------------------------------------------------------------------
                                                           Cut-Off
                                Original                  Remaining
                  Cut-Off       Term to      Original      Term to
                 Principal       Stated    Amortization     Stated    Loan
Coupon            Balance       Maturity       Term        Maturity    Age
--------------------------------------------------------------------------
4.7500000000     2,939,632.87     180           180          170       10
--------------------------------------------------------------------------
4.8750000000    13,528,676.62     180           180          175        5
--------------------------------------------------------------------------
5.0000000000    28,114,133.76     180           180          175        5
--------------------------------------------------------------------------
5.1250000000    21,321,351.69     180           180          174        6
--------------------------------------------------------------------------
5.2500000000    14,042,653.59     180           180          173        7
--------------------------------------------------------------------------
5.3750000000    13,858,739.27     180           180          173        7
--------------------------------------------------------------------------
5.5000000000     7,130,885.11     180           180          172        8
--------------------------------------------------------------------------
5.6250000000     7,104,952.42     180           180          173        7
--------------------------------------------------------------------------
5.7500000000     9,212,815.41     180           180          175        5
--------------------------------------------------------------------------
5.8750000000     3,889,775.14     180           180          173        7
--------------------------------------------------------------------------
6.0000000000     1,133,573.64     180           180          174        6
--------------------------------------------------------------------------
6.5000000000       295,024.85     180           180          179        1
--------------------------------------------------------------------------
Grand Total:   122,572,214.37     180           180          174        6
--------------------------------------------------------------------------

---------------------------------------------------------------------------------------


                                                Master
                   Gross         Service       Service         Trustee          Net
   Coupon         Coupon           Fee            Fee            Fee          Coupon
---------------------------------------------------------------------------------------
4.7500000000   4.7500000000   0.2500000000   0.0500000000   0.0065000000   4.4435000000
---------------------------------------------------------------------------------------
4.8750000000   4.8750000000   0.2500000000   0.0500000000   0.0065000000   4.5685000000
---------------------------------------------------------------------------------------
5.0000000000   5.0000000000   0.2500000000   0.0500000000   0.0065000000   4.6935000000
---------------------------------------------------------------------------------------
5.1250000000   5.1250000000   0.2500000000   0.0500000000   0.0065000000   4.8185000000
---------------------------------------------------------------------------------------
5.2500000000   5.2500000000   0.2500000000   0.0500000000   0.0065000000   4.9435000000
---------------------------------------------------------------------------------------
5.3750000000   5.3750000000   0.2500000000   0.0500000000   0.0065000000   5.0685000000
---------------------------------------------------------------------------------------
5.5000000000   5.5000000000   0.2500000000   0.0500000000   0.0065000000   5.1935000000
---------------------------------------------------------------------------------------
5.6250000000   5.6250000000   0.2500000000   0.0500000000   0.0065000000   5.3185000000
---------------------------------------------------------------------------------------
5.7500000000   5.7500000000   0.2500000000   0.0500000000   0.0065000000   5.4435000000
---------------------------------------------------------------------------------------
5.8750000000   5.8750000000   0.2500000000   0.0500000000   0.0065000000   5.5685000000
---------------------------------------------------------------------------------------
6.0000000000   6.0000000000   0.2500000000   0.0500000000   0.0065000000   5.6935000000
---------------------------------------------------------------------------------------
6.5000000000   6.5000000000   0.2500000000   0.0500000000   0.0065000000   6.1935000000
---------------------------------------------------------------------------------------
Grand Total:   5.2353076550   0.2500000000   0.0500000000   0.0065000000   4.9288076550
---------------------------------------------------------------------------------------

Banc of America Securities LLC
9/15/2004 21:14:00 PM

This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material
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Underwriter does not represent that it is accurate or complete, and it should
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that it will not distribute or provide the material to any other person. The
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are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,
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Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.